Exhibit 32

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of MULTI SOLUTIONS, INC. (the "Company") for the nine months ended October 31, 2006, I, Jerome Goubeaux, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jerome Goubeaux	December 19, 2006
Jerome Goubeaux,
Chief Executive Officer and Director